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                                                                 EXHIBIT 10.1

                           SOUTHERN COMMUNITY BANCORP

                     EMPLOYEES' INCENTIVE STOCK OPTION PLAN

1. PURPOSE. The purpose of this Employees' Incentive Stock Option Plan (hereinafter called the "Plan") is to promote the interest of Southern Community Bancorp, a Florida corporation (hereinafter called the "Company"), by affording an incentive to certain officers and key management employees to remain in the employ of the Company to use their best efforts in its behalf, and further to aid the Company in attracting, maintaining, and developing capable management personnel of a caliber required to insure the company's continued success, by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Company through the granting of options to purchase the Company's stock pursuant to the terms of the Plan.


2.       SHARES SUBJECT TO PLAN.

         (a) The shares to be delivered upon exercise of options granted under the Plan (hereinafter call "Options" or "Option") shall be made available, at the discretion of the Board of Directors, from the authorized and unissued shares of the Company's Common Stock or from the shares acquired by the Company, including shares purchased in the open market.

         (b)      Subject to adjustments made pursuant to the provisions of
                  Section 11 hereof, the aggregate number of shares which may be issued upon exercise of all Options shall not exceed 106,000 shares of the Common Stock of the Company; provided, however, that in no event shall any Option be granted under the Plan which would cause the total number of shares subject to such Options, when coupled with the shares subject to options that may be or have been granted under any other stock option plan of the Company, to exceed 20% of the total number of shares of the Company's Common Stock then outstanding, exclusive of shares issued pursuant to the exercise of options previously granted under all of such plans.

         (c) In the event that any Option shall expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) be added to the shares otherwise available for Options which may be granted in accordance with the terms of the Plan; or shall be available for any lawful corporate purpose.

         (d) More than one Option may be granted to any employee pursuant to the Plan. The aggregate fair market value of the stock (determined as of the time the Option is granted) for which Options are exercisable for the first time under the terms of the Plan by any employee during any calendar year shall not exceed the aggregate dollar

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                  limitation of Section 422(d) of the Internal Revenue Code of
                  1986, as amended (the "Code") ($100,000.00 as of the date of the Plan).

3.       OPTION AGREEMENTS.

         (a) Each Option shall be evidenced by a written option agreement, which shall be signed by an officer of the Company and by the employee and which shall contain such provisions as may be approved by the Compensation Committee of the Board of Directors of the Company (or such other committee as the Board of Directors may designate, hereinafter called the "Committee").

         (b) The option agreements shall constitute binding contracts between the Company and the employee and every employee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement.

         (c) The terms of the option agreement shall be in accordance with the Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the terms and provisions of the Plan.

         (d) Each Option granted under the Plan shall vest ratably over a period of five years from the date of employment of the grantee of such Option or such later date as the Committee shall determine in its discretion, such that twenty percent (20%) of the total number of shares subject to each Option shall become exercisable on the first anniversary of the date of the grantee's employment by the Company or the date on which the Option is granted, as determined by the Committee, and the Option shall be exercisable with respect to an additional twenty percent (20%) of such shares on each succeeding anniversary date until the Option shall be exercisable with respect to all of such shares. Notwithstanding the foregoing, each Option granted under the Plan shall become immediately exercisable in the event of any Terminating Transaction as defined in Section 7(d) of the Plan.

         (e) Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company nor any action taken by the Committee shall constitute the granting of any Option. The granting of any Option shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the employee to whom such Option shall be granted.

         (f) No Option shall be granted after ten (10) years from the date the Plan is adopted by the Company's Board of Directors, or the date the Plan is approved by the Company's shareholders, whichever is earlier.

4. ADMINISTRATION. The Committee, which shall consist solely of "disinterested persons" (which term shall have the same meaning as used in SEC Rule 16b-3(c)(2)(i)), shall administer the Plan. The Committee shall consist of not less than three nor more than five

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         members of the Board, to serve at the pleasure of the Board. If it is proposed that any member of the Committee shall be granted Options, such member shall not be present during the discussion at any meeting of the Committee at which the granting of an Option to such member is considered. Vacancies on the Committee shall be filled by members appointed by the Board of Directors.

         A majority of the Committee shall constitute a quorum, and acts of a majority of the disinterested members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the disinterested members of the Committee, shall be deemed the acts of the Committee.

         The Committee shall select one of its members as its Chairman. The Committee shall appoint a secretary who need not be a member of the Committee and who shall maintain a record of its actions, decisions and proceedings.

         The Committee shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interest of the Company. Subject to the terms, provisions, and conditions of the Plan, the Committee in the light and on the consideration of recommendations of the Company's Directors, President and other officers, if the Committee shall deem the same appropriate, shall (i) select the key employees to whom Options shall be granted, (ii) determine the number of shares subject to each Option,
         (iii) determine the time or times when Options will be granted, (iv) determine the price of the shares subject to each Option, (v) determine the time when each Option may be exercised, (vi) fix such other provisions of the option agreement as the Committee may deem necessary or desirable consistent with the terms of the Plan, and (vii) determine all other questions relating to the administration of the Plan. The interpretation of any provisions of the Plan by the Committee shall be final, conclusive, and binding upon all persons and the Board of Directors shall place into effect the determinations of the Committee.

5. ELIGIBILITY. Key employees of the Company and, except as restricted by law, any of its subsidiaries, including officers and directors who are salaried employees, shall be eligible to receive Options; provide, however, that no person shall be eligible to receive Options who immediately after such Option is granted hereunder owns (within the meaning of Section 422(b)(6) of the Code) capital stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, as defined in Section 424(f) of the Code, unless the Options are priced in an amount which equals at least 110% of the fair market value of the stock (determined at the time of the grant) and the Options are required to be exercised within five (5) years from the date of the grant. The fact that an employee has been granted an Option shall not in any way effect or qualify the right of the employer to terminate his employment at any time. Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to options granted to key employees. Key employees will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be

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         expected to contribute materially in the future to the successful performance of the Company or any of its subsidiaries.

6. OPTION PRICE. Except as provided in Section 5 hereof relating to an employee who owns capital stock possessing more than 10% of the total combined voting power of all classes of stock, the price at which shares of stock may be purchased under an Option shall be determined by the Committee but shall not be less than the greater of the par value of the shares or 100% of the fair market value (within the meaning of Section 422(c)(7) of the Code) of such shares on the date that the Option is granted, such fair market value to be determined by, and in accordance with procedures to be established by the Committee. The option price will be subject to adjustments in accordance with the provisions of Section 11 hereof.

7.       EXERCISE OF OPTIONS.

         (a) Subject to the provisions of the Plan with respect to termination of employment under Section 9 hereof, the period during which each Option may be exercised shall be fixed by the Committee at the time such Option is granted, but such period shall expire not later than ten years from the date the Option is granted. Subject to the terms and conditions of the option agreement, an Option may be exercised, at any time or from time to time, as to any part of or all of the shares which shall be covered thereby; provided, however, that an Option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the Option, if less than 100 shares).

         (b) No shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations as may be deemed by the Committee to be applicable to them are satisfied and until payment in full in cash of the option price for them is received by the Company. No employee to whom an Option shall have been granted or the legal representative, legatee, or distributee of such an employee, shall be deemed to be a holder of any shares subject to any Option unless and until the certificate or certificates for them have been issued.

         (c) Except as provided in Section 9 and 10 hereof, at all time during the period beginning on the date of the granting of the Option and ending on the date of the exercise of the option, the individual must have been an employee of the Company or any of its subsidiaries or a corporation or a parent or subsidiary of such corporation issuing, or assuming a stock option in a transaction to which Section 424(a) of the Code applies.

         (d) In the event of (i) a reorganization, merger or consolidation in which the Company is not the surviving corporation, (ii) the sale of substantially all of the assets of the Company to another corporation, or (iii) a change in control or threatened change in control of the Company (all such events referred to collectively herein as a "Terminating Transaction"), all Options granted prior to such Terminating Transaction shall become immediately exercisable. Unless otherwise determined by

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                  the Board of Directors, the term "control" shall refer to the acquisition of ten percent (10%) or more of the voting securities of the Company by any person or group acting in concert within the meaning of the Change in Bank Control Act, 12 U.S.C. 1817(j), or section 658.28, Florida Statutes.

8. TRANSFERABILITY OF OPTIONS. An Option granted under the Plan may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the employee to whom granted, may be exercised only by such employee.

9. TERMINATION OF EMPLOYMENT. In the event that the employment of an employee to whom an Option shall have been granted shall be terminated for any reason other than death, such Option may be exercised at any time prior to the expiration date of the Option or within three (3) months after the date of such termination (twelve (12) months in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code), whichever is earlier, but only to the extent such employee had the right to exercise such Option at the date of such termination; provided, however, that, if the employment is terminated as a result of deliberate, willful or gross misconduct as determined by the Board of Directors or the Committee, all rights under the Option shall terminate and expire upon such termination.

10. DEATH OF EMPLOYEE. If an employee to whom an Option shall have been granted shall die while he is employed by the Company or any of its subsidiaries or within three (3) months after the termination of his employment, such Option may be exercised (to the extent that the employee shall have been entitled to do so at the date of his death) by the person or persons to which such deceased employee's rights passed by will or by the laws of descent and distribution at any time prior to the expiration date of the Option or within one (1) year after the date of the appointment of a personal representative for such deceased employee's estate, whichever is earlier.

11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of stock subject to the Plan and the number of shares under Option shall be adjusted consistent with such capital adjustment. The price of any share under Option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option. The granting of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

12. TERMINATION AND AMENDMENT OF PLAN. The Plan may at any time or from time to time be terminated, modified, or amended by the shareholders of the Company, by the affirmative vote of a majority of the common shares, in addition to the affirmative vote of a majority in interest of all the shares of the Company. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable in order that the Options shall be "Incentive Stock Options" as defined in Section 422 of the Code or

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         to conform to any change in the law, or in any other respect which shall not change (a) the maximum number of shares for which Options may be granted under the Plan; or (b) the minimum purchase price for the shares subject to Options, except as provided in Section 11; or (c) the periods during which Options may be granted or exercised; or (d) the provisions relating to the determination of employees to whom Options shall be granted; or (e) the provisions relating to the annual dollar limitation upon Options granted to any employee; or (f) the provisions relating to the transferability of the Options; or (g) the provisions relating to the employment status of an employee to whom an Option shall have been granted. The termination or any modification or amendment of the Plan shall not, without the consent of an employee, affect such employee's rights under an Option theretofore granted to such employee.

13. EFFECTIVE DATE, TERM, AND APPROVAL. The Plan shall take effect on the earliest date on which the Plan shall have been approved by each of (i) the Board of Directors of the Company, (ii) the Shareholders of the Company, and (iii) the Florida Department of Banking and Finance (the "Department"). The Plan will terminate on the tenth anniversary of such effective date, and no Options may be granted under the Plan after that date, unless an earlier termination date, after which no Options may be granted under the Plan, is fixed by action of the Board of Directors of the Company, but any Option granted prior thereto may be exercised in accordance with its terms. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority which may be applicable thereto and notwithstanding any provisions of the Plan or option agreement, the holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any shares to the holder if such exercise or issuance shall constitute a violation by the holder or the Company of any provisions of any such approval requirement, law or regulation.

14. PROCEEDS FROM SALE OF STOCK. Proceeds from the purchase of shares pursuant to the Plan shall be for the general business purpose of the Company.

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15.      ADOPTION AND APPROVAL OF PLAN.

                  Date Plan adopted by the Board of Directors: MARCH 18, 1999.

                  Date Plan approved by the Shareholders: APRIL 29, 1999.

                  Date Plan approved by the Department: JUNE 1, 1999.

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                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (the "Agreement") is made as of the ____ day of ______________, by and between SOUTHERN COMMUNITY BANCORP, a Florida corporation (hereinafter referred to as the "Company"), and ________________________________________ (hereinafter referred to as the
"Optionee").

         WHEREAS, the Optionee is a valuable and trusted employee of the Company, and the Company considers it desirable and in its best interest that the Optionee be given an inducement to acquire a further proprietary interest in the Company and an added incentive to advance the interests of the Company by possessing an option to purchase voting shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), in accordance with the provisions of the Company's Employees' Incentive Stock Option Plan (the "Plan"), a copy of which is attached to this Agreement, as adopted by the Board of Directors of the Company on March 18, 1999, and ratified by the stockholders on April 29, 1999, and as approved by the Florida Department of Banking and Finance on June 1, 1999.

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1. GRANT OF OPTION. The Company hereby grants to the Optionee the right, privilege, and option to purchase ____________________________ (______)
         shares of the Common Stock, at the purchase price of ____________ dollars ($____) per share (the "Option"), in the manner and subject to the conditions hereinafter provided and as provided in the Plan.

2. TIME OF EXERCISE OF OPTION. The Option may be exercised at any time, and from time to time, in whole or in part (subject to the limitation that the Option may not be exercised with respect to less than 100 shares of the Common Stock at any one time or the remaining number of shares subject to the Option, if less than 100 shares), until the termination of the Option as provided in Section 4 below; provided, however, that:

                  (a) the Option granted hereby shall vest and be exercisable only in accordance with the following vesting schedule: (i) the Option shall vest and be exercisable with respect to __________________ (______) shares of the Common Stock on ______________________; and (ii) the Option shall vest and be exercisable with respect to an additional __________________ (______) shares of the Common Stock on each anniversary of such date thereafter until the Option is fully vested and exercisable; and

                  (b) notwithstanding the foregoing vesting schedule: (i) the aggregate fair market value of the Common Stock (determined as of the date of this Agreement) for which the Option is exercisable by the Optionee for the first time during any calendar year under the terms of the Plan shall not exceed the aggregate dollar limitation of Section 422(d) of the Internal Revenue Code of 1986, as amended ($100,000.00 at the grant of this Option); and (ii) the Option shall be fully vested and immediately exercisable upon the occurrence of any "Terminating Transaction" as such term is defined in the Plan.

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3.       METHOD OF EXERCISE. The Option shall be exercised by written notice directed to the Secretary of the Company,at its principal place of business, accompanied by a certified or cashier's check in payment of the purchase price for the number of shares specified and paid for. The Company shall make immediate delivery of such shares; provided that if any law or regulation requires the Company to take any action with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

4. TERMINATION OF OPTION. Except as herein otherwise stated, the Option, to the extent not theretofore exercised, shall terminate upon the first to occur of the following:

         (a) the expiration of three (3) months after the date on which the Optionee's employment by the Company or any of its subsidiaries is terminated (unless such termination is for cause as provided below or is by reason of the death or permanent and total disability of the Optionee).

         (b) the expiration of twelve (12) months after the date on which Optionee's employment by the Company or any of its subsidiaries is terminated, if such termination is by reason of the permanent and total disability of the Optionee.

         (c) the expiration of twelve (12) months after the date of the Optionee's death: (i) while in the employ of the Company or any of its subsidiaries, (ii) within three (3) months after the termination of the Optionee's employment, or (iii) within twelve (12) months after the termination of the Optionee's employment if such termination was by reason of Optionee's permanent and total disability. In any such case, the person or persons to whom the Optionee's rights pass by will or by the laws of descent and distribution may exercise the Option (to the extent the Option has not theretofore been exercised during the Optionee's lifetime).

         (d) the expiration of ten (10) years from the date of this Agreement.

Notwithstanding any provision herein to the contrary, if the Optionee's employment is terminated for cause as a result of the deliberate, willful or gross misconduct of the Optionee as determined by the Board of Directors of the Company, then the Option and all rights granted hereby shall terminate and expire immediately upon such termination.

5. RECLASSIFICATION, CONSOLIDATION, OR MERGER. If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by any change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares subject to the Option and the purchase price per share shall be proportionally adjusted. If the Company is reorganized or consolidated or merged with another corporation, the Optionee shall be entitled to receive options covering shares of such reorganized, consolidated or merged corporation in the same proportion, at an equivalent price, and



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         subject to the same terms and conditions as provided in this Agreement.
         For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such option immediately after the reorganization, consolidation, or merger over the aggregate purchase price of such shares pursuant to such option shall not be more than the excess of the aggregate fair market value of all shares of the Common Stock subject to the Option immediately before such reorganization, consolidation, or merger over the aggregate purchase price of such shares pursuant to the Option, and any new option shall neither give Optionee additional benefits which Optionee did not have under the Option, nor deprive Optionee of benefits which Optionee had under the Option.

6. RIGHTS PRIOR TO EXERCISE OF OPTION. This Option is non-transferrable by Optionee, except in the event of Optionee's death as provided in
         Section 4(c) above, and during Optionee's lifetime this Option is exercisable only by the Optionee. The Optionee shall have no rights as a stockholder of the Company with respect to the shares of the Common Stock covered by the Option until payment of the purchase price and delivery of such shares to the Optionee as herein provided.

7. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

8. NOTICE. Any notice or other communication with respect to this Agreement or the Plan, if given by the Optionee, shall be delivered or mailed to the Company, to the attention of the Secretary of the Company, 250 North Orange Avenue, Orlando, Florida 32801; telephone 407-648-1844, facsimile 407-648-2163; or, if given by the Company, shall be addressed to the Optionee at:

                                    Name:
                  Street or P.O. Address:
                        City, State, Zip:
                               Telephone:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed.

                                    SOUTHERN COMMUNITY BANCORP

                                    By: ___________________________________

                                    _______________________________________
                                                                 , Optionee


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